UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    January 12, 2005

Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code                    (574) 267-6131

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

     On May 13, 2003, the company’s stockholders approved the Zimmer Holdings, Inc. 2001 Stock Incentive Plan (the “Plan”). The Plan provides for the grant of equity-based awards to the company’s officers and key employees.

     The form of nonqualified stock option grant award letter under the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The form of restricted stock award letter under the Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Grant Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan
10.2	Form of Restricted Stock Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ David C. Dvorak
David C. Dvorak, Executive Vice President,
Corporate Services, Chief Counsel and Secretary

Dated: January 12, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Grant Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan
10.2	Form of Restricted Stock Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan